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         Declaration  of Trust,  dated  February 27, 2007,  for MFS Series Trust
         XIV, is contained in the Registration Statement for MFS Series Trust XIV (File No. 811-22033), as filed with the Securities and Exchange
         Commission  via  EDGAR  on  March  15,  2007,  under  Section  8 of the
         Investment   Company  Act  of  1940,  as  amended.   Such  document  is
         incorporated herein by reference.

         Amendment to Declaration of Trust terminating MFS Institutional Municipal Money Market Portfolio, a series of MFS Series Trust XIV, dated July 31, 2007, is contained in Amendment No 1 to the Registration Statement for MFS Series Trust XIV (File No. 811-22033), as filed with the Securities and Exchange Commission via EDGAR on August 30, 2007, under Section 8 of the Investment Company Act of 1940, as amended. Such document is incorporated herein by reference.

         Appendix A, dated February 27, 2007, to the Master Amended and Restated By-Laws for MFS Series Trust XIV, dated January 1, 2002 as revised June 23, 2004, is contained in the Registration Statement for MFS Series Trust XIV (File No. 811-22033), as filed with the Securities and Exchange Commission via EDGAR on March 15, 2007, under Section 8 of the Investment Company Act of 1940, as amended. Such document is incorporated herein by reference.

         Appendix A, dated July 24, 2007, to the Master Amended and Restated By-Laws for MFS Series Trust XIV, dated January 1, 2002 as revised June 23, 2004, and the Master Amended and Restated By-Laws for MFS Series Trust XIV, dated January 1, 2002 as revised June 23, 2004 and August
         22, 2007, is contained in Post-Effective Amendment No 28 to the Registration Statement of MFS Series Trust XV (File Nos. 2-96738 and 811-4253), as filed with the Securities and Exchange Commission via EDGAR on August 24, 2007, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

         Investment Advisory Agreement, dated February 27, 2007, for MFS Series Trust XIV, is contained in the Registration Statement for MFS Series Trust XIV (File No. 811-22033), as filed with the Securities and Exchange Commission via EDGAR on March 15, 2007, under Section 8 of the Investment Company Act of 1940, as amended. Such document is incorporated herein by reference.